[LOGO]

The Brazil Fund, Inc.

Annual Report
June 30, 1999

A closed-end investment company seeking long-term capital appreciation through investment primarily in the equity securities of Brazilian issuers.

[LOGO] The Brazil Fund, Inc.
=========================================
Investment objective and policies

o long-term capital appreciation through investment primarily in equity securities of Brazilian issuers

Investment characteristics

o closed-end investment company investing in a broad spectrum of Brazilian industries

o a vehicle for international diversification through participation in the Brazilian economy

[LOGO] General Infomation
=========================================

Executive Offices

   The Brazil Fund, Inc.
   345 Park Avenue
   New York, NY 10154

   For Fund information: 1-800-349-4281

Transfer Agent, Registrar and Dividend
Reinvestment Plan Agent

   For account information: 1-800-426-5523

   EquiServe
   Attn. Investor Relations Department
   P.O. Box 8200
   Boston, MA 02266-8200

Custodian

   Brown Brothers Harriman & Co.

Legal Counsel

   Debevoise & Plimpton

Independent Accountants

   PricewaterhouseCoopers LLP

New York Stock Exchange Symbol -- BZF

[LOGO] Contents
==========================================================
In Brief ............................................    3

Letter to Stockholders ..............................    3

Investment Summary ..................................    7

Portfolio Summary ...................................    8

Investment Portfolio ................................    9

Financial Statements ................................   12

Financial Highlights ................................   15

Notes to Financial Statements .......................   16

Report of Independent Accountants ...................   20

Tax Information .....................................   21

Dividend Reinvestment
   and Cash Purchase Plan ...........................   22

Investment Manager and Administrator ................   24

Directors and Officers ..............................   24




--------------------------------------------------------------------------------
This report is sent to the stockholders of The Brazil Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.
--------------------------------------------------------------------------------

[LOGO] The Brazil Fund, Inc.
In Brief
================================================================================
o While currency stability, lower interest rates, and a lower than expected drop in gross domestic product have led to an improvement of market sentiment in the wake of Brazil's devaluation, the government still has yet to tackle many of the country's economic problems.

o In the last six months, the Fund has reduced its cash position and increased its weighting in fixed line telephone companies and consumer-oriented stocks, and reduced its holdings in cellular operators.

[LOGO] Letter to Stockholders
================================================================================


Dear Stockholders:

   The Brazilian stock market has experienced a high level of volatility in the past year as investors have assessed the implications of the devaluation of the real and the government's subsequent efforts at reform. The market, as measured by the Sao Paolo Stock Exchange Index (the Bovespa), rallied sharply following the devaluation, rising from a low of 5,057 on January 14 to a peak of 12,459 on May 13. Since then, stocks have lost ground on concerns of higher interest rates in the United States and fears of a currency devaluation in Argentina. Against this backdrop, the Fund's net asset value rose 37.22% to $17.03 over the six-month period ended June 30, 1999, while its share price quoted on the New York Stock Exchange increased 15.48% to $14.75, which represented a discount of 13.39% to NAV. In comparison, the Bovespa rose 18.16% over the same time period, while the International Finance Corporation Brazil Index increased 12.23%. Please note that we have changed the Fund's fiscal year end from December 31 to June 30, in an effort to create efficiencies and reduce production costs of regulatory materials.

Market Environment

   The attention of economists and politicians over the first half of 1999 was dominated by the reaction of local and foreign investors to the resignation of the then president of the Brazilian Central Bank Gustavo Franco, and the forced flotation of the Brazilian currency, the real, in mid-January. While at first the government attempted to manage a controlled adjustment of the currency, it quickly became apparent that such an approach would be insufficient to reduce capital flight. The acting president of the Brazilian Central Bank, Francisco Lopes, also had to resign, and the real dropped from 1.21 to the U.S. dollar ($) to 2.05/$ by the end of January, then weakened even further to 2.15/$ by March as concerns increased over Brazil's ability to stem capital outflows and meet its debt obligations. Stocks managed to stage a strong rebound in local currency terms following the devaluation, however, since the realization of the market's worst fear allowed investors to focus on the extremely attractive valuations that had emerged in the wake of the market's severe correction.

   Several developments that have unfolded following the devaluation have provided investors with reasons for encouragement. The newly appointed Central Bank Director, Armenio Fraga, was able to negotiate a $45.1 million support package with the International Monetary Fund, and gradually restore the market's confidence, due in part to his stature in the investment community both inside and outside of

[LOGO] The Brazil Fund, Inc.
Letter to Stockholders
================================================================================

Brazil. The currency stabilized at around 1.75/$ by mid-year and inflation remained in check, particularly at the consumer level, as demand fell and suppliers were unable to pass along price increases. The fact that inflation has remained quiescent in the wake of the devaluation has been one of the most important factors contributing to the restoration of confidence. As a result, the Central Bank was able to reduce domestic interest rates to 21% by the end of the period from a peak of 45% in March. The speed at which interest rates have been brought down has contributed to a quicker rebound in gross domestic product, which the IMF now expects to decline by only 1% versus an earlier forecast of negative 3.8% growth.

   While these factors helped provide a lift for the market, there are still several reasons for investors to be cautious. The combination of higher interest rates early in the year, currency volatility, and lack of demand took a toll on industrial production, which fell during most of 1998 and has remained flat in 1999. For the first six months of 1999, gross domestic production fell by 0.6% compared to the previous year, and the unemployment rate remained stubbornly high. Another matter of concern is that the trade balance remains unfavorable, as imports have not slowed significantly and exports have yet to respond to more favorable currency levels. The current account deficit thus is anticipated to remain close to -3% of GDP by year-end. While the Central Bank and Treasury successfully negotiated the rollover of public sector debt during the first half of the year when monthly amortizations were at their highest, the short-term nature of Brazil's funding means that amortizations will continue to be large over the rest of the year. In addition, delays in privatizations, particularly in the electric utility and banking sectors, have contributed to a higher debt level that is projected to reach 51% of GDP at year-end.

Effective Government Solutions Still Lacking

   In 1994, at the beginning of the Real Plan, we cautioned investors that "the political background is complex and President Cardoso seems to prefer building consensus through negotiation rather than confrontation. Investors should not expect a quick fix for problems that have developed over decades." The same holds true in 1999. While many of the reforms that were required have been passed into law, Congress and the President still must address key pending structural reforms, the passage of which are crucial for the continued success of his economic program. If passed, the Fiscal Responsibility Law, administrative reform, tax reform, and social security reform will be positive steps forward to addressing the burden that the government currently places on the economy. Unfortunately, President Cardoso's popularity has plummeted to one of the lowest levels in the history of the Brazilian presidency due to the country's ongoing recession. As a result, his political power is compromised with what appears to be an increasingly recalcitrant Congress.

   The Brazilian government has made great strides in avoiding many of the problems of the currency devaluation, and may be rounding the corner to renewed growth in the economy. However, the successes of the Central Bank over the first half of the year may have led to complacency within the government. Congress and the President have yet to tackle many of the intrinsic problems that continue to plague Brazil's economic development, including the country's continuing high debt levels, its preference for consumption over savings, particularly at the federal and state government levels, and the lack of consensus on critical reform issues. Unlike in 1994, however, market participants appear much less willing to give Brazil the time to address these issues. At the same time, many Brazilian politicians seem to ignore the urgency of the situation, preferring instead to address local issues and concerns. Until the

[LOGO] The Brazil Fund, Inc.
Letter to Stockholders
================================================================================

structural issues of Brazil's economy are addressed and the benefits of the reforms become apparent the future of the country's current economic program is far from assured.

Portfolio Strategy

   Over the course of the last six months, we reduced the Fund's cash position and continued to raise its weighting in the fixed line telephone companies. We increased our stake in Tele Centro Sul Participacoes and Tele Norte Leste Participacoes, along with some smaller holdings in the sector. We also added to our position in the state-owned electric utility Companhia Paranaense de Energia (Copel) and increased our weighting in cyclicals through the purchase of Votorantium Celulose e Papel, a paper producer, and Companhia Siderurgica Nacional, the large flat steel company. We also added to the retail and consumer segments with CBD Pao de Acucar, a supermarket chain, and Sadia S.A., the food processor. The Fund's sales over the period were concentrated in the cellular telephone industry, where we feel that the prospects for growth, and consequently valuations, may be overstated.

   We continue to believe that despite the difficult nature of Brazilian politics and economics, many companies offer first rate management, healthy balance sheets, strong cash flow generation capabilities, and attractive valuations. We maintain a highly concentrated portfolio, with our top ten holdings currently representing over 65% of assets. Some of these stocks have been core holdings of the Fund for many years. Turnover is low, since we believe that these companies offer excellent opportunities for growth during favorable economic times, and good defensive capabilities in more turbulent periods. Over 75% of the portfolio is in companies that produce or sell nontradable and petroleum products, which provides a more defensive stance in times of volatility.

Year 2000 Issue

   Like other registered investment companies and financial and business organizations worldwide, the Fund could be adversely affected if computer systems on which the Fund relies, which primarily include those used by the Manager, its affiliates or other service providers, are unable to correctly process date-related information on or after January 1, 2000. This risk is commonly called the Year 2000 Issue (Y2K). Failure to successfully address the Year 2000 Issue could result in interruptions to and other material adverse effects on the Fund's business and operations, such as problems with calculating net asset value. The Manager has commenced a review of the Year 2000 Issue as it may affect the Fund and is taking steps it believes are reasonably designed to address the Year 2000 Issue, although there can be no assurances that these steps will be sufficient. In addition, there can be no assurances that the Year 2000 Issue will not have an adverse effect on the issuers whose securities are held by the Fund or on global markets or economies generally. To the extent that the impact on a fund holding or on markets or economies is negative, it could seriously affect the fund's performance. The foregoing is a Year 2000 readiness disclosure under the Year 2000 Information and Readiness Disclosure Act.

Soft Dollar Disclosure

   We wish to inform you that the Board of Directors of the Fund has approved a soft dollar policy that authorizes the Manager to enter into arrangements with certain brokers or dealers. Pursuant to the policy, the Manager may, when it can be done consistently with its policy of obtaining best execution, direct a portion of the Fund's brokerage transactions to such brokers or dealers in exchange for research services within the meaning of Section 28(e) of the Securities Exchange Act of 1934. Research services obtained by the Manager may, in appropriate circumstances, be used for the benefit of

[LOGO] The Brazil Fund, Inc.
Letter to Stockholders
================================================================================

other clients of the Manager as well as the Fund. As permitted by Section 28(e), the Manager is authorized when placing portfolio transactions for the Fund to pay a brokerage commission in excess of that which another broker or dealer might charge for executing the same transaction. Therefore, the Fund may pay higher brokerage rates than could be obtained if the Manager were not entering into soft dollar arrangements.

Outlook

   We are cautious on the outlook for Brazilian equities over the rest of the year. While valuations appear compelling from a long-term perspective, it is questionable whether these values will be recognized by the market in the near term. Brazil is particularly vulnerable to the ongoing slump in global commodities prices and the weak economies of its Mercosur trading partners, Argentina and Chile. In addition, the high level of dollar-denominated debt in Latin America makes the region especially vulnerable to rising U.S. interest rates, the likelihood of which appears to be increasing given the strength in its economy. Furthermore, concerns over Y2K have led to a reduction in the market's appetite for risk, which has caused credit spreads to widen and should also contribute to a reduction in trading volume over the latter half of 1999. Looking ahead to the year 2000, we believe that the obstacles that have hindered Brazil's progress in 1999 should be removed as global growth expands outside the United States, concerns over Y2K dissipate, and the political season in Latin America passes.

Respectfully,

/s/Nicholas Bratt             /s/Juris Padegs

Nicholas Bratt                Juris Padegs
President                     Chairman of the Board

[LOGO] The Brazil Fund, Inc.
Investment Summary as of June 30, 1999
================================================================================
Historical
Information                                   Total Return (%)
               ----------------------------------------------------------------
                  Market Value        Net Asset Value (a)         Index (b)
               -------------------   --------------------   -------------------
                           Average                Average               Average
               Cumulative   Annual   Cumulative    Annual   Cumulative   Annual
               -------------------   --------------------   -------------------
Current Quarter   15.69        --        8.61         --       6.53         --
One Year           8.24      8.24       -4.31      -4.31     -20.72     -20.72
Three Year        -0.04     -0.01        4.89       1.61      10.20       3.29
Five Year         22.58      4.16       51.77       8.70      83.12      12.86
Ten Year         321.00     15.46      184.92      11.04     403.66      17.55

--------------------------------------------------------------------------------
Per Share Information and Returns (a)
  Yearly periods ended June 30

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE TOTAL RETURN (%)

CHART DATA:

                        1990    1991    1992    1993    1994    1995    1996    1997    1998    1999
-----------------------------------------------------------------------------------------------------
Net Asset Value......  $ 9.90  $14.03  $14.27  $18.44  $22.38  $24.47  $26.27  $35.71  $23.67  $17.03
Income Dividends.....  $ 1.01  $   --  $   --  $   --  $  .08  $   --  $  .30  $  .61  $  .56  $  .79
Capital Gains and
Other Distributions..  $ 2.18  $   --  $  .28  $  .53  $  .93  $ 2.36  $  .81  $  .75  $ 2.32  $ 2.27
Total Return (%).....  -24.15   41.72    3.01   33.96   26.58   18.36   22.24   43.88  -23.82   -4.31

(a) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

(b)  Bovespa Stock Index ($)

     Past results are not necessarily indicative of future performance of the Fund.

[LOGO] The Brazil Fund, Inc.
Portfolio Summary as of June 30, 1999
================================================================================

Diversification

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

    Equity Securities           95%
    Cash Equivalents             5%
                              -----
                               100%
                              =====

--------------------------------------------------------------------------------
Sectors
Sector breakdown of the Fund's equity securities

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

    Telecommunications          21%
    Banking                     16%
    Utilities                   15%
    Petroleum                   11%
    Food and Beverage           11%
    Mining                       8%
    Forest Products              6%
    Tobacco                      4%
    Electrical Equipment         2%
    Other                        6%
                              -----
                               100%
                              =====

--------------------------------------------------------------------------------
Ten Largest Equity Holdings (66% of Portfolio)

   1. Banco Itau S.A.
   2. Petroleo Brasileiro S.A.
   3. Companhia Cervejaria Brahma
   4. Companhia Vale do Rio Doce
   5. Tele Centro Sul Participacoes S.A.
   6. Aracruz Celulose S.A.
   7. Companhia Paranaense de Energia-Copel
   8. Companhia Energetica de Minas
      Gerais
   9. Tele Norte Leste Participacoes S.A.
  10. Telecomunicacoes de Sao Paulo S.A.

[LOGO] The Brazil Fund, Inc.
Investment Portfolio as of June 30, 1999
================================================================================

                                                       Shares          Value ($)
--------------------------------------------------------------------------------
Equity Securities 95.4%

Banking 15.3%

Banco Bradesco S.A. (pfd.) .....................   2,233,692,307      11,301,797
Banco Itau S.A. (pfd.) .........................      60,024,208      31,052,888
                                                                    ------------
                                                                      42,354,685
                                                                    ------------
Chemicals 0.7%

White Martins  S.A. (voting) ...................       4,273,846       1,992,356
                                                                    ------------
Construction 0.2%

Odebrecht S.A. (voting) (b) ....................     575,630,000         494,145
                                                                    ------------
Containers 0.3%

Dixie Toga S.A. (pfd.) .........................       4,349,000         840,625
                                                                    ------------
Electrical Equipment 2.4%

Weg S.A. (pfd.) ................................      16,226,600       6,595,804
                                                                    ------------
Food & Beverages 10.2%

Companhia Cervejaria Brahma (pfd.) .............      39,257,913      22,251,358
Sadia S.A. Industria e Comercio (pfd.) .........      10,045,045       6,167,509
                                                                    ------------
                                                                      28,418,867
                                                                    ------------
Forest Products 5.7%

Aracruz Celulose S.A. "B" (pfd.) ...............       6,651,599      14,823,346
Votorantim Celulose e Papel S.A. (pfd.) ........      35,000,000       1,014,781
                                                                    ------------
                                                                      15,838,127
                                                                    ------------
Glass 1.0%

Companhia Vidraria Santa Marina (voting) .......       2,340,236       2,793,915
                                                                    ------------
Iron & Steel 1.0%

Companhia Siderurgica Nacional (voting) ........     110,700,000       2,910,674
                                                                    ------------
Mining 6.6%

Companhia Vale do Rio Doce (voting) (pfd.) .....         906,104      18,029,358
Companhia Vale do Rio Doce "A" (debenture) (b) .         922,104               0
S.A. Mineracao da Trindade-Samitri (voting) ....      38,392,104         381,957
                                                                    ------------
                                                                      18,411,315
                                                                    ------------
Petroleum 10.4%

Petroleo Brasileiro S.A. (pfd.) ................     183,739,999      28,725,696
                                                                    ------------

    The accompanying notes are an integral part of the financial statements.

[LOGO] The Brazil Fund, Inc.
Investment Portfolio

=================================================================================================

                                                                        Shares          Value ($)
-------------------------------------------------------------------------------------------------
Retailing 1.8%

Companhia Brasileira de Distribuicao Grupo Pao de Acucar (voting)     195,136,400       3,655,341
Lojas Americanas S.A. (voting)* (b) .............................     435,187,800       1,358,261
                                                                                      -----------
                                                                                        5,013,602
                                                                                      -----------
Telecommunications 20.2%

Embratel Participacoes S.A.(pfd.)* ..............................     588,223,400       8,226,433
Tele Centro Sul Participacoes S.A. (pfd.)* ......................   1,353,456,600      15,081,154
Telecomunicacoes de Sao Paulo S.A. (pfd.) .......................      99,212,067      11,844,533
Telecomunicacoes do Parana S.A. (pfd.) ..........................      16,872,900       3,011,990
Tele Norte Leste Participacoes S.A. (pfd.)* .....................     729,835,900      13,277,288
Telesp Participacoes S.A. (pfd.) ................................     200,256,600       4,610,797
                                                                                      -----------
                                                                                       56,052,195
                                                                                      -----------
Textiles and Apparel 0.7%

Sao Paulo Alpargatas S.A. (pfd.)* ...............................      47,579,600       1,947,545
                                                                                      -----------
Tobacco 4.2%

Souza Cruz S.A. (voting) ........................................       1,657,543      11,731,899
                                                                                      -----------
Utilities 14.7%

Centrais Eletricas Brasileiras S.A. "B" (pfd.) ..................     545,000,000      11,064,213
Companhia Energetica de Minas Gerais (pfd.) .....................     633,019,229      13,387,331
Companhia Paranaense de Energia-Copel "B" (pfd.) ................   1,140,700,000       9,273,457
Companhia Paranaense de Energia-Copel (voting) ..................     841,742,700       4,201,535
Companhia Paulista de Forca e Luz (voting) ......................      42,770,000       2,771,904
                                                                                      -----------
                                                                                       40,698,440
                                                                                      -----------
Total Equity Securities (Cost $168,342,141) .....................                     264,819,890
                                                                                      -----------
-------------------------------------------------------------------------------------------------
                                                                        Principal
                                                                         Amount ($)     Value ($)
-------------------------------------------------------------------------------------------------
Repurchase Agreements 1.0%

Repurchase Agreement with Donaldson, Lufkin & Jenrette
  dated 6/30/1999 at 4.8% to be repurchased at $2,720,363
  on 7/1/1999, collateralized by a $2,586,000
  U.S. Treasury Note, 3.625%, 7/15/2002 (Cost $2,720,000) .......         2,720,000     2,720,000
                                                                                      -----------
-------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

[LOGO] The Brazil Fund, Inc.
Investment Portfolio

=================================================================================================

                                                                         Principal
                                                                         Amount ($)     Value ($)
-------------------------------------------------------------------------------------------------
Short Term Notes 3.6%

Federal Home Loan Mortgage Corp., 4.6%**, 7/1/1999 (Cost $10,000,000)    10,000,000    10,000,000
                                                                                     ------------
-------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $181,062,141) (a) .........                 277,539,890
                                                                                     ============

    * Non-income producing security.
   ** Annualized yield at time of purchase; not a coupon rate. (Unaudited)
  (a) The cost of the investment portfolio for federal income tax purposes was $181,090,749. At June 30, 1999, net unrealized appreciation for all securities based on tax cost was $96,449,141. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $125,493,026 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $29,043,885.
  (b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $1,852,406 (0.66% of net assets). Their values have been estimated by the Board of Directors in the absence of readily ascertainable market values as of June 30, 1999. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at June 30, 1999 aggregated $7,422,045. These securities may also have certain restrictions as to resale.

    The accompanying notes are an integral part of the financial statements.

[LOGO] The Brazil Fund, Inc.
Financial Statements
================================================================================

Statement of Assets and Liabilities
June 30, 1999
----------------------------------------------------------------------------------------------------------------------------
ASSETS

Investment securities, at value (identified cost $181,062,141) ............   $ 277,539,890
Cash and foreign currency holdings, at market (identified cost $485,949) ..         545,586
Dividends and interest receivable .........................................       3,057,285
Other assets ..............................................................           5,530
                                                                              -------------
Total assets ..............................................................     281,148,291

LIABILITIES

Payable for investments purchased .........................................         333,939
Accrued management fee ....................................................         243,026
Other payables and accrued expenses .......................................         726,780
                                                                              -------------
Total liabilities .........................................................       1,303,745
                                                                              -------------
Net assets, at value ......................................................   $ 279,844,546
                                                                              =============
NET ASSETS

Net assets consist of:
Undistributed net investment income .......................................         828,975
Net unrealized appreciation (depreciation) on:
   Investment securities ..................................................      96,477,749
   Foreign currency related transactions ..................................        (254,493)
Accumulated net realized gain (loss) ......................................      (5,675,224)
Paid-in capital ...........................................................     188,467,539
                                                                              -------------
Net assets, at value ......................................................   $ 279,844,546
                                                                              =============
Net asset value per share ($279,844,546 / 16,429,333 shares of common stock
   outstanding, 50,000,000 shares authorized, $.01 par value) .............          $17.03
                                                                              =============

    The accompanying notes are an integral part of the financial statements.

[LOGO] The Brazil Fund, Inc.
Financial Statements
================================================================================

Statements of Operations
---------------------------------------------------------------------------------------------------------------------------
                                                                                     Six Months       Year Ended
                                                                                   Ended June 30,    December 31,
Investment Income                                                                  1999 (Note F)         1998
------------------------------------------------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $621,434 and $2,174,664 for 1999
  and 1998, respectively) .....................................................   $   5,664,480    $  16,954,158
Interest ......................................................................         594,663        2,347,769
                                                                                  -------------    -------------
                                                                                      6,259,143       19,301,927
Expenses:
Management fee ................................................................       1,389,867        4,127,270
Administrator's fee ...........................................................          24,920           50,000
Custodian and accounting fees .................................................         378,072          929,405
Directors' fees and expenses ..................................................          71,022          165,518
Legal .........................................................................          17,800          364,479
Auditing and tax services .....................................................          43,610           85,003
Reports to shareholders .......................................................          34,710           57,096
Services to shareholders ......................................................          20,826           15,000
Other .........................................................................          51,774           79,146
                                                                                  -------------    -------------
                                                                                      2,032,601        5,872,917
                                                                                  -------------    -------------
Net investment income .........................................................       4,226,542       13,429,010
                                                                                  -------------    -------------
Net realized and unrealized gain (loss) on investment transactions

Net realized gain (loss) from:
Investments ...................................................................      (1,640,244)      36,140,713
Foreign currency denominated transactions .....................................      (2,380,374)      (1,099,981)
                                                                                  -------------    -------------
                                                                                     (4,020,618)      35,040,732
                                                                                  -------------    -------------
Net unrealized appreciation (depreciation) during the period on:
Investments ...................................................................      37,798,555     (186,363,210)
Foreign currency denominated transactions .....................................        (114,846)        (131,830)
                                                                                  -------------    -------------
                                                                                     37,683,709     (186,495,040)
                                                                                  -------------    -------------
Net gain (loss) on investment transactions ....................................      33,663,091     (151,454,308)
                                                                                  -------------    -------------
Net increase (decrease) in net assets resulting from operations ...............   $  37,889,633    $(138,025,298)
                                                                                  =============    =============

    The accompanying notes are an integral part of the financial statements.

[LOGO] The Brazil Fund, Inc.
Financial Statements
================================================================================

Statements of Changes in Net Assets

-----------------------------------------------------------------------------------------------------------

                                                               Six Months       Years Ended December 31,
                                                              Ended June 30,  -----------------------------
 Increase (Decrease) in Net Assets                            1999 (Note F)       1998            1997
-----------------------------------------------------------------------------------------------------------
Operations:
Net investment income ..................................   $   4,226,542    $  13,429,010    $   9,820,789
Net realized gain (loss) from investment transactions ..      (4,020,618)      35,040,732       34,941,748
Net unrealized appreciation (depreciation) on investment
   transactions during the period ......................      37,683,709     (186,495,040)      19,046,094
                                                           -------------    -------------    -------------
Net increase (decrease) in net assets resulting from
   operations ..........................................      37,889,633     (138,025,298)      63,808,631
                                                           -------------    -------------    -------------
Distributions to shareholders from:
Net investment income ..................................      (2,463,256)     (12,154,425)      (8,290,328)
                                                           -------------    -------------    -------------
Net realized gains on investment transactions ..........              --      (37,035,402)     (44,702,055)
                                                           -------------    -------------    -------------
Net asset value of shares issued to shareholders in
   reinvestment of distributions .......................       1,075,205        1,128,338          631,634
                                                           -------------    -------------    -------------
Increase (decrease) in net assets ......................      36,501,582     (186,086,787)      11,447,882
Net assets at beginning of period ......................     243,342,964      429,429,751      417,981,869
                                                           -------------    -------------    -------------
Net assets at end of period (including undistributed net
   investment income of $828,975, $1,454,663, and
   $1,280,001 for 1999, 1998, and 1997, respectively) ..   $ 279,844,546    $ 243,342,964    $ 429,429,751
                                                           =============    =============    =============
Other Information
Increase in Fund Shares
Shares outstanding at beginning of period ..............      16,315,155       16,256,783       16,229,987
Shares issued to shareholders in reinvestment of
   distributions .......................................         114,178           58,372           26,796
                                                           -------------    -------------    -------------
Shares outstanding at end of period ....................      16,429,333       16,315,155       16,256,783
                                                           =============    =============    =============

    The accompanying notes are an integral part of the financial statements.

[LOGO] The Brazil Fund, Inc.
Financial Highlights
================================================================================

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements and market price data.

                                                   Six Months
                                                     Ended                      Years Ended December 31,
                                                 June 30, 1999
                                                  (Note F)(a)     1998(a)    1997(a)     1996(a)     1995(a)      1994
------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance

Net asset value, beginning of period .........      $ 14.92      $ 26.42    $ 25.75    $ 20.73       $ 31.10       $ 20.98
                                                    -------      -------    -------    -------       -------       -------
Net investment income (loss) .................          .26          .82        .60        .55           .38          (.17)
Net realized and unrealized gain (loss) on
  investment transactions ....................         2.00        (9.30)      3.33       5.34         (7.63)        12.75
                                                    -------      -------    -------    -------       -------       -------
Total from investment operations .............         2.26        (8.48)      3.93       5.89         (7.25)        12.58
                                                    -------      -------    -------    -------       -------       -------
Less distributions from:
Net investment income ........................         (.15)        (.75)      (.51)      (.55)         (.30)           --
Net realized gains on investments ............           --        (2.27)     (2.75)      (.32)         (.90)        (2.46)
In excess of net realized gains on investments           --           --         --         --          (.15)           --
                                                    -------      -------    -------    -------       -------       -------
Total distributions ..........................         (.15)       (3.02)     (3.26)      (.87)        (1.35)        (2.46)
                                                    -------      -------    -------    -------       -------       -------
Dilution resulting from rights offering (d) ..           --           --         --         --         (1.73)           --
                                                    -------      -------    -------    -------       -------       -------
Broker and dealer manager fees and
  offering costs (d) .........................           --           --         --         --          (.04)           --
                                                    -------      -------    -------    -------       -------       -------
Net asset value, end of period ...............   $    17.03   $    14.92 $    26.42 $    25.75    $    20.73    $    31.10
                                                    =======      =======    =======    =======       =======       =======
Market value, end of period ..................   $    14.75   $    10.88 $    21.00 $    22.25    $    21.13    $    33.00
                                                    =======      =======    =======    =======       =======       =======
Total Investment Return

Per share market value (%) ...................        37.22**     (31.61)     10.16       9.29        (26.37)        69.81
Per share net asset value (%) (b) ............        15.48**     (25.42)     19.75      28.89(c)     (23.31)(c)     61.09

Ratios and Supplemental Data

Net assets, end of period ($ millions) .......          280          243        429        418           336           377
Ratio of operating expenses net, to average
  net  assets (%) ............................         1.67*        1.56       1.46       1.60          1.62          1.71
Ratio of operating expenses before expense
  reductions, to average net assets (%) ......         1.67*        1.56       1.46       1.62          1.67          1.71
Ratio of net investment income (loss) to
  average net assets (%) .....................         3.47*        3.57       1.91       2.22          1.54          (.58)
Portfolio turnover rate (%) ..................         3.68*       17.45       5.57       8.55          9.65          5.76

(a) Based on monthly average shares outstanding during the period.
(b) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
(c) Total returns would have been lower had certain expenses not been reduced.
(d) During the year ended December 31, 1995, the Fund issued 4,060,000 shares in connection with a rights offering of the Fund's shares.
*   Annualized
**  Not annualized

[LOGO] The Brazil Fund, Inc.
Notes to Financial Statements
================================================================================

A. Significant Accounting Policies
   -------------------------------

The Brazil Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used.

Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At June 30, 1999, the Fund had a net tax basis capital loss carryforward of approximately $4,361,000 which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until June 30, 2007.

[LOGO] The Brazil Fund, Inc.
Notes to Financial Statements
================================================================================

The Fund is subject to a .20% Contribuicao Provisoria sobre Movimentacoes Financieras (CPMF) tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities
   ---------------------------------

During the six months ended June 30, 1999, purchases and sales of investment securities (excluding short-term investments) aggregated $21,261,743 and $4,032,874, respectively. During the year ended December 31, 1998, purchases and sales of securities (excluding short-term investments) aggregated $56,432,590 and $120,476,821, respectively.

C. Investment Advisory Agreements and Transactions with Affiliated Persons
   -----------------------------------------------------------------------

Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Manager"), the Fund agrees to pay the Manager a monthly fee at an annual rate equal to 1.20% per annum of the value of the Fund's average weekly net assets up to $150 million; 1.05% per annum of the value of the Fund's average weekly net assets on the next $150 million, 1.00% per annum of the value of the Fund's weekly net assets on the next $200 million, and 0.90% per annum of the value of the Fund's weekly net assets in excess of $500 million. For the six months ended June 30, 1999, the fee pursuant to the Agreement amounted to $1,389,867, which was equivalent to an annualized effective rate of 1.14%. For the year ended December 31, 1998, the fee pursuant to the Agreement amounted to $4,127,270, which was equivalent to an annualized effective rate of 1.10%.

The Fund and the Manager entered into an Administration Agreement with Banco de Boston S.A. ("Banco de Boston"), pursuant to which Banco de Boston acts as the Fund's Brazilian Administrator. The Fund has agreed to pay Banco de Boston, for services rendered, an annual fee payable quarterly in Brazilian currency equal to $50,000 per year plus out of pocket expenses. For the six months ended June 30, 1999, the Administrator fee amounted to $24,920, all of which is unpaid at June 30, 1999. For the year ended December 31, 1998, the Administrator fee amounted to $50,000.

[LOGO] The Brazil Fund, Inc.
Notes to Financial Statements
================================================================================

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended June 30, 1999, the amount charged to the Fund by SFAC aggregated $73,209, of which $12,967 is unpaid at June 30, 1999. For the year ended December 31, 1998, the amount charged to the Fund by SFAC aggregated $204,202.

Scudder Service Corporation ("SSC"), a subsidiary of the Manager, provides shareholder communications services for the Fund. For the six months ended June 30, 1999, the amount charged to the Fund by SSC aggregated $8,750, of which $1,250 is unpaid at June 30, 1999. For the year ended December 31, 1998, the amount charged to the Fund by SSC aggregated $15,000.

The Fund pays each Director not affiliated with the Manager an annual fee of $6,000 except for two Directors who, as residents of Brazil, receive a fee of $12,000, plus specified amounts for each Board of Directors or committee meeting attended. For the six months ended June 30, 1999, Directors' fees and expenses amounted to $71,022. For the year ended December 31, 1998, Directors' fees and expenses amounted to $165,518.

D. Foreign Investment and Exchange Controls in Brazil
   --------------------------------------------------

Investing in Brazil may involve considerations not typically associated with investing in securities issued by domestic companies such as more volatile prices and less liquid securities.

The Brazilian Government has exercised and continues to exercise substantial influence over many aspects of the private sector by legislation and regulation, including regulation of prices and wages.

Brazilian law imposes certain limitations and controls which generally affect foreign investors in Brazil. The Fund has obtained from the Brazilian Securities Commission authorization, subject to certain restrictions, to invest in Brazilian securities. Under current Brazilian law, the Fund may repatriate income received from dividends and interest earned on, and net realized capital gains from, its investments in Brazilian securities. Under its authorization, the Fund may also repatriate capital, but only to the extent necessary to distribute income and capital gains (as computed for U.S. federal income tax purposes), to pay expenses incurred outside of Brazil, to repay borrowings made for temporary or emergency purposes, and in connection with the termination of the Fund (provided that the Fund's dissolution has been approved by holders of at least two-thirds of the Fund's shares). Under current Brazilian law, whenever there occurs a serious imbalance in Brazil's balance of payments or serious reasons to foresee the imminence of such an imbalance, Brazil's National Monetary Council may, for a limited period, impose restrictions on foreign capital remittances abroad. Exchange control regulations, which may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors, may limit the Fund's ability to make sufficient distributions, within applicable time periods, to qualify for the favorable U.S. tax treatment afforded to regulated investment companies.

The Fund is unable to predict whether further economic reforms or modifications to the existing policies by the Brazilian Government may adversely affect the liquidity of the Brazilian stock market in the future.

[LOGO] The Brazil Fund, Inc.
Notes to Financial Statements
================================================================================

E. Line of Credit
   --------------

The Fund and several Scudder Funds ("The Participants") share in a $850 million revolving credit facility for temporary or emergency purposes. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 5 percent of its net assets under the agreement.

F. Year End Change
   ---------------

On May 26, 1999, the Board of Directors of the Fund changed the fiscal year end from December 31 to June 30.

[LOGO] The Brazil Fund, Inc.
Report of Independent Accountants
================================================================================

To the Shareholders and the Board of Directors of The Brazil Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Brazil Fund, Inc. (the "Fund") at June 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                PricewaterhouseCoopers LLP
August 13, 1999

[LOGO] The Brazil Fund, Inc.
Tax Information
================================================================================
The Fund paid foreign taxes of $621,434 and earned $3,553,517 of foreign source income during the six months ended June 30, 1999. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $0.03782 per share as foreign taxes paid and $0.21629 per share as income earned from foreign sources for the six months ended June 30, 1999.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

[LOGO] The Brazil Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
================================================================================

The Plan

   The Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gain distributions in shares of the Fund. The Plan also provides for cash investments in Fund shares of $100 to $3,000 semiannually through EquiServe, the Plan Agent.

Automatic Participation

   Each stockholder of record is automatically a participant in the Plan unless the stockholder has instructed the Plan Agent in writing otherwise. Such a notice must be received by the Plan Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

   Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by EquiServe, as dividend paying agent.

Shares Held by a Nominee

   If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

   If the market price per share on the payment date for the dividend or distribution or, if that date is not a New York Stock Exchange trading date, the next preceding trading date (the "Valuation Date") equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the market price. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan are considered to have elected to receive shares of stock from the Fund, valued at market price, on the Valuation Date. In either case, for Federal income tax purposes, the stockholder receives a distribution equal to the market value on the Valuation Date of new shares issued. State and local taxes may also apply. If the Fund should declare an income dividend or net capital gain distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

   Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund's shares. The Plan Agent will use all such monies received from participants to purchase Fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

[LOGO] The Brazil Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
================================================================================

Participant Plan Accounts

   The Plan Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a stockholder meeting or by proxy.

No Service Fee to Reinvest

   There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gain distributions will be paid by the Fund. There will be no brokerage commissions with respect to shares issued directly by the Fund as a result of dividends or capital gain distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gain distributions payable only in cash.

Costs for Cash Purchases

   With respect to purchases of Fund shares from voluntary cash payments, the Plan Agent will charge $1.00 for each such purchase for a participant. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of Fund shares in connection with voluntary cash payments made by the participant.

   Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination

   The Fund and the Plan Agent each reserve the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

   A participant may terminate his account under the Plan by written notice to the Plan Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

   If a participant elects to sell his shares before the Plan is terminated, the Plan Agent is authorized to deduct a fee of 5% of the gross proceeds, to a maximum of $3.50, plus brokerage commissions from the sale transaction.

Plan Agent Address and Telephone Number

   You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: The Brazil Fund, Inc. Dividend Reinvestment and Cash Purchase Plan, c/o EquiServe, P.O. Box 8209, Boston, MA 02266-8209, 1-800-426-5523.

[LOGO] The Brazil Fund, Inc.
Investment Manager and Administrator
================================================================================

   The investment manager of The Brazil Fund, Inc. is Scudder Kemper Investments Inc. ("the Manager"), one of the most experienced investment management firms in the world. Established in 1919, the firm manages investments for institutional and corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals. The Manager has offices throughout the United States and has subsidiaries in the United Kingdom, Switzerland, Hong Kong, and Japan.

   The Manager has been a leader in international investment management for over 40 years. It manages Scudder International Fund, which was originally incorporated in Canada in 1953 as the first foreign investment company registered with the United States Securities and Exchange Commission. The Manager's clients which invest primarily in foreign securities include thirty open-end investment companies as well as portfolios for institutional investors.

   The Manager also manages the assets of other closed-end investment companies which invest primarily in foreign securities, including: The Argentina Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc., Scudder New Asia Fund, Inc., and Scudder New Europe Fund, Inc. which are traded on the New York Stock Exchange.

Directors and Officers
================================================================================
JURIS PADEGS*
    Chairman of the Board and Director

NICHOLAS BRATT*
    President

EDGAR R. FIEDLER
    Director

KENNETH C. FROEWISS
    Director

WILLIAM H. LUERS
    Director

ROBERTO TEIXEIRA DA COSTA
    Director and Resident Brazilian Director

RONALDO A. DA FROTA NOGUEIRA
    Director and Resident Brazilian Director

WILSON NOLEN
    Director

HAROLD WILLIAMS
    Director

EDMUND B. GAMES, JR.*
    Vice President

BRUCE H. GOLDFARB*
    Vice President and Assistant Secretary

JUDITH A. HANNAWAY*
    Vice President

ANN M. McCREARY*
    Vice President

PAUL ROGERS*
    Vice President

KATHRYN L. QUIRK*
    Vice President and Assistant Secretary

JOHN MILLETTE*
    Vice President and Secretary

JOHN R. HEBBLE*
    Treasurer

CAROLINE PEARSON*
    Assistant Secretary

* Scudder Kemper Investments, Inc.